UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 20, 2013

GLOBAL PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 9161
800 South Street
Waltham, Massachusetts 02454-9161
(Address of Principal Executive Offices)

(781) 894-8800
(Registrant’s telephone number, including
area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry into a Material Definitive Agreement

Note Purchase Agreement

On December 23, 2013, Global Partners LP, a Delaware limited partnership (the “Partnership”), and GLP Finance Corp., a Delaware corporation (“Finance” and, together with the Partnership, the “Issuers”), entered into a Note Purchase Agreement (the “Purchase Agreement”) with FS Energy and Power Fund, KARBO, L.P., Kayne Anderson Capital Income Partners (QP), L.P., Kayne Anderson Income Partners, L.P., Kayne Anderson Infrastructure Income Fund, L.P., Kayne Anderson Non-Traditional Investments, L.P., KANTI (QP), L.P. and Kayne Energy Credit Opportunities, L.P. as purchasers (the “Purchasers”), with respect to the issue and sale by the Issuers to the Purchasers of an aggregate principal amount of $80.0 million of the Issuers’ unsecured 7.75% Senior Notes due 2018 (the “Notes”). The Notes were issued in a private placement exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) and have not been registered under the Securities Act or any state securities laws, and may not be offered or sold except pursuant to an exemption from the registration requirements of the Securities Act and applicable state laws. A copy of the Purchase Agreement is filed herewith as Exhibit 10.1 to this Current Report and is incorporated herein by reference. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement.

Closing of the offering occurred on December 23, 2013.  The Notes were sold to the Purchasers at their face amount, resulting in proceeds to the Partnership of $80.0 million.  The Partnership separately paid fees and offering expenses.  The Partnership will use the net proceeds from the offering to pay outstanding indebtedness and for general partnership purposes.

Indenture

The Notes were issued pursuant to an indenture dated as of December 23, 2013 (the “Indenture”) among the Issuers, certain subsidiaries of the Partnership named therein as guarantors (the “Guarantors”) and the Purchasers. The Notes will mature on December 23, 2018. Interest on the Notes will accrue from December 23, 2013. Interest will be paid on the Notes semi-annually on December 23 and June 23 of each year, beginning on June 23, 2014. The Issuers may redeem all or some of the Notes at any time or from time to time pursuant to the terms of the Indenture. The Notes are also subject to optional or mandatory exchange for HY Bonds (as such term is defined in the Indenture) at the time and on the terms specified in the Indenture. The holders of the Notes may require the Partnership to repurchase the Notes following certain asset sales or a Change of Control (as defined in the Indenture) at the prices and on the terms specified in the Indenture.

The Notes are guaranteed on a senior, unsecured basis by the Guarantors. The Indenture contains covenants that will limit the Partnership’s ability to, among other things, incur additional indebtedness, make distributions to equity owners, make certain investments, restrict distributions by its subsidiaries, create liens, enter into sale-leaseback transactions, sell assets or merge with other entities. Events of default under the Indenture include (i) a default in payment of principal of, or interest or premium, if any, on, the Notes, (ii) breach of the Partnership’s covenants under the Indenture, (iii) certain events of bankruptcy and insolvency, (iv) any payment default or acceleration of indebtedness of the Partnership or certain subsidiaries if the total amount of such indebtedness unpaid or accelerated exceeds $15.0 million and (v) failure to pay within 60 days uninsured final judgments exceeding $15.0 million.

According to a Schedule 13G/A filed on January 10, 2013, Kayne Anderson Capital Advisors, L.P. and Richard A. Kayne, affiliates of KARBO, L.P., Kayne Anderson Capital Income Partners (QP), L.P., Kayne Anderson Income Partners, L.P., Kayne Anderson Infrastructure Income Fund, L.P., Kayne Anderson Non-Traditional Investments, L.P., KANTI (QP), L.P. and Kayne Energy Credit Opportunities, L.P., beneficially owned 4,042,076 common units of the Partnership, representing 14.74% of the common units then outstanding.  FS Energy and Power Fund holds an aggregate principal amount of $70.0 million of the Issuers’ unsecured 8.00% Senior Notes due 2018.

A copy of the Indenture is filed herewith as Exhibit 4.1 to this Current Report and is incorporated by reference herein. The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the Indenture.

Second Supplemental Indenture

The Issuers, the Guarantors and FS Energy and Power Fund are parties to an Indenture, dated as of February 14, 2013 (as amended or supplemented, the “February 2013 Indenture”), pursuant to which the Issuers have issued $70.0 in the aggregate principal amount of 8.00% Senior Notes due 2018.  On December 20, 2013, the Issuers, the Guarantors and FS Energy and Power Fund entered into Second Supplemental Indenture, which is supplemental to the February 2013 Indenture (the “Second Supplemental Indenture”).  The Second Supplemental Indenture (i) adds Global CNG LLC as a guarantor, (ii) increases the amount of Equity Interests (as defined in the February 2013 Indenture) of the Partnership or any Restricted Subsidiary (as defined in the February 2013 Indenture) of the Partnership that the Partnership and the Restricted Subsidiaries may purchase, redeem or otherwise acquire in any calendar year from $5.0 million to $10.0 million, and (iii) allows the Partnership and its Restricted Subsidiaries to incur Indebtedness (as defined in the February 2013 Indenture) represented by Capital Lease Obligations (as defined in the February 2013 Indenture), mortgage financings or purchase money obligations incurred to finance construction or improvement of property, plant or equipment, up to the greater of $60.0 million or 5.5% of the Partnership’s Consolidated Net Tangible Assets (as defined in the February 2013 Indenture).

A copy of the Second Supplemental Indenture is filed herewith as Exhibit 4.2 to this Current Report and is incorporated by reference herein. The foregoing description of the Second Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Second Supplemental Indenture.

Item 2.03             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included, or incorporated by reference, in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 9.01.          Financial Statements and Exhibits

(d)

Exhibit Number	Exhibit
4.1

Indenture, dated as of December 23, 2013, by and among Global Partners LP and GLP Finance Corp., as Issuers, the Guarantors party thereto and FS Energy and Power Fund, KARBO, L.P., Kayne Anderson Capital Income Partners (QP), L.P., Kayne Anderson Income Partners, L.P., Kayne Anderson Infrastructure Income Fund, L.P., Kayne Anderson Non-Traditional Investments, L.P., KANTI (QP), L.P. and Kayne Energy Credit Opportunities, L.P., as Purchasers.

4.2	Second Supplemental Indenture, dated as of December 20, 2013, by and among Global Partners LP, GLP Finance Corp., as Issuers, the Guarantors party thereto and FS Energy and Power Fund, as Purchaser.

10.1

Note Purchase Agreement, dated as of December 23, 2013, by and among Global Partners LP and GLP Finance Corp., as Issuers, and FS Energy and Power Fund, KARBO, L.P., Kayne Anderson Capital Income Partners (QP), L.P., Kayne Anderson Income Partners, L.P., Kayne Anderson Infrastructure Income Fund, L.P., Kayne Anderson Non-Traditional Investments, L.P., KANTI (QP), L.P. and Kayne Energy Credit Opportunities, L.P., as Purchasers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP

	By:	Global GP LLC,
its general partner

Dated: December 26, 2013
		By:	/s/ Edward J. Faneuil
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit
4.1

Indenture, dated as of December 23, 2013, by and among Global Partners LP and GLP Finance Corp., as Issuers, the Guarantors party thereto and FS Energy and Power Fund, KARBO, L.P., Kayne Anderson Capital Income Partners (QP), L.P., Kayne Anderson Income Partners, L.P., Kayne Anderson Infrastructure Income Fund, L.P., Kayne Anderson Non-Traditional Investments, L.P., KANTI (QP), L.P. and Kayne Energy Credit Opportunities, L.P., as Purchasers.

4.2	Second Supplemental Indenture, dated as of December 20, 2013, by and among Global Partners LP, GLP Finance Corp., as Issuers, the Guarantors party thereto and FS Energy and Power Fund, as Purchaser.

10.1

Note Purchase Agreement, dated as of December 23, 2013, by and among Global Partners LP and GLP Finance Corp., as Issuers, and FS Energy and Power Fund, KARBO, L.P., Kayne Anderson Capital Income Partners (QP), L.P., Kayne Anderson Income Partners, L.P., Kayne Anderson Infrastructure Income Fund, L.P., Kayne Anderson Non-Traditional Investments, L.P., KANTI (QP), L.P. and Kayne Energy Credit Opportunities, L.P., as Purchasers.